UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
TOMOTHERAPY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2009

Dear Shareholder:

On April 8, 2009, TomoTherapy Incorporated, Avalon Portfolio, LLC (“Avalon”) and certain entities affiliated with Avalon (together with Avalon, the “Avalon Parties”) announced that they had entered into an agreement to settle the proxy contest pertaining to the election of directors to the Company’s board of directors at the 2009 Annual Meeting of Shareholders scheduled for May 1, 2009.

The agreement, which is described in the accompanying Supplement to the Company’s Proxy Statement, will enable the Board of Directors and management to continue to focus their full attention on operating the business and maximizing the value of the Company for our shareholders. Pursuant to the agreement, the Company has agreed to (i) increase the number of seats on its Board of Directors from nine to ten, (ii) nominate, as a new director, Jonathan McCloskey, who was a nominee of the Avalon Parties (the “Avalon Nominee”), and (iii) after the 2009 Annual Meeting, add an additional director who is independent and mutually selected by the chair of the Board’s nominating and corporate governance committee and the Avalon Nominee. Mr. McCloskey has been added to the Company’s original slate of continuing directors nominated for election at the 2009 Annual Meeting.

The Board of Directors supports the slate of nominees set forth in the Supplement and urges you to elect the ten nominees by voting on the enclosed white proxy card.

Sincerely,

T. Rockwell Mackie, Ph.D.
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT A PROXY BY INTERNET, BY TELEPHONE OR BY MAIL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD OR THE ENCLOSED WHITE VOTING INSTRUCTION CARD.

ALL SHAREHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY SUBMITTED A PROXY, ARE URGED TO RETURN THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION CARD. PLEASE DISCARD ANY PROXY CARD OR VOTING INSTRUCTION CARD YOU MAY HAVE PREVIOUSLY RECEIVED. THE SUPPLEMENT DESCRIBES WHETHER AND, WHERE APPLICABLE, HOW YOUR SHARES WILL BE VOTED IN THE EVENT YOU ALREADY VOTED ON A PROXY CARD OR VOTING INSTRUCTION CARD PREVIOUSLY SUPPLIED BY THE COMPANY AND DO NOT SUBMIT A NEW VOTE USING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION CARD.

In you have any questions, please call MacKenzie Partners, Inc., the firm assisting the Company in the solicitation of proxies, at:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be Held May 1, 2009

This supplement (this “Supplement”) supplements and amends the Proxy Statement dated March 23, 2009 (the “Proxy Statement”) of TomoTherapy Incorporated (the “Company”) furnished to shareholders in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the 2009 annual meeting of shareholders scheduled to be held at 10:00 a.m. Central Daylight Time on Friday, May 1, 2009, at the Company’s administrative offices located at 1212 Deming Way, Madison, Wisconsin 53717 (the “2009 Annual Meeting”). The record date for the determination of the holders of common stock of the Company who are entitled to notice of and to vote at the 2009 Annual Meeting is March 20, 2009, which is the same record date specified in the Proxy Statement.

This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to shareholders of the Company on or about April 13, 2009.

On April 7, 2009, the Company entered into an agreement (the “Agreement”) with Avalon Portfolio LLC (“Avalon”) and certain entities affiliated with Avalon (together with Avalon, the “Avalon Parties”) to settle the proxy contest pertaining to the election of directors to the Board at the 2009 Annual Meeting. Pursuant to the Agreement, the Company has agreed to (i) increase the number of seats on the Board from nine to ten, (ii) nominate, as a new director, Jonathan McCloskey, who was a nominee of the Avalon Parties (the “Avalon Nominee”), and (iii) after the 2009 Annual Meeting, add an additional director (the “Independent Nominee”) who is independent and mutually selected by the chair of the Board’s nominating and corporate governance committee and the Avalon Nominee. Mr. McCloskey has been added to the Company’s original slate of continuing directors nominated for election at the 2009 Annual Meeting.

The white proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed white proxy card includes the name of the Avalon Nominee. Thus, if you wish to vote with respect to all ten of the nominees, please submit the white proxy card enclosed with this Supplement. The Board unanimously recommends that you vote FOR the election of each of the ten nominees to the Board.

In addition, shareholders are being asked to vote at the 2009 Annual Meeting to approve an amendment to the Company’s 2007 Equity Incentive Plan, to approve an amendment to the Company’s 2007 Employee Stock Purchase Plan and to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, as more fully described in the Proxy Statement.

Because there will be no contested election of directors at the 2009 Annual Meeting, if you hold your shares in street name through a broker, dealer, bank or other nominee and do not provide instructions to your broker, dealer, bank or other nominee as to how to vote, your broker, dealer, bank or other nominee can vote your shares at its discretion on each of these matters other than the amendment of the Company’s 2007 Equity Incentive Plan and the Company’s 2007 Employee Stock Purchase Plan.

The Board does not intend to bring before the 2009 Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the 2009 Annual Meeting. If you are a shareholder of record and return a signed white proxy card, your shares will be voted on any other matters that properly come before the 2009 Annual Meeting in accordance with the judgment of the persons named in the white proxy card as to the best interests of the Company on such matters.

Shareholders are urged to vote promptly using the enclosed white proxy card, even if they have previously submitted a proxy. Any proxy given pursuant to this solicitation may be changed or revoked by the person giving it at any time before such proxy is voted at the 2009 Annual Meeting. Shareholders of record may change their vote or revoke their proxy by: (1) delivering to the Company (Attention: Corporate Secretary) at the address on the first page of this Supplement a written notice of revocation of the proxy; (2) delivering to the Company an authorized proxy bearing a later date (including a proxy by telephone or over the Internet); or (3) attending the 2009 Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause a previously granted proxy to be revoked. Shareholders who hold their shares in street name may change their vote by submitting new voting instructions to their broker, dealer, bank or other nominee or, if they have obtained a legal proxy from their broker, dealer, bank or other nominee granting them the right to vote the shares at the 2009 Annual Meeting, by attending the meeting and voting in person.

For additional information regarding voting of your shares, refer to the section below captioned “Voting of Proxies.”

Background

On December 23, 2008, Avalon furnished notice to the Company of Avalon’s intent to nominate four individuals for election to the Board at the 2009 Annual Meeting. Avalon subsequently publicly announced its director nominations on December 29, 2008.

On March 13, 2007, the Avalon Parties filed with the Securities and Exchange Commission (the “SEC”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, a preliminary proxy statement on Schedule 14A (the “Avalon Proxy Statement”) to solicit proxies in support of the election, at the 2009 Annual Meeting, of nine individuals to the Board, including four individuals nominated by the Avalon Parties.

On April 7, 2009, the Company and the Avalon Parties entered into the Agreement, which provides that, among other things, effective as of April 15, 2009, the Company will increase the size of the Board from nine to ten directors; appoint the Avalon Nominee to the Board and to the Board’s nominating and corporate governance committee; nominate the Avalon Nominee, together with the original slate of nine continuing directors, for election to the Board at the 2009 Annual Meeting; and, after the 2009 Annual Meeting, appoint the Independent Nominee to the Board. The Agreement also provides that the Avalon Parties will cease efforts related to their proxy solicitation, withdraw their nominations to the Board and withdraw certain letters sent to the Company demanding to inspect certain records and documents of the Company. Subject to certain exceptions in the Agreement, the Company also agreed to nominate the Avalon Nominee and the Independent Director for election at the Company’s 2010 annual meeting of shareholders (the “2010 Annual Meeting”).

In addition, the Company agreed to cause the Board to recommend that the Company’s shareholders vote FOR the election of each of the ten nominees to the Board at the 2009 Annual Meeting, and the Avalon Parties agreed to cause all shares beneficially owned by Theodore Waitt, any of the Avalon Parties or any of their respective controlled affiliates to be voted FOR the election of each of the Board’s ten nominees at the 2009 Annual Meeting.

Furthermore, the Avalon Parties agreed that if, during the Standstill Period (as defined below), the total number of shares of Company common stock held in the aggregate by the Avalon Parties falls below 1,300,975 shares (which as of the record date for the 2009 Annual Meeting represented approximately 2.5% of the outstanding shares of the Company’s common stock), the Avalon Nominee is required to resign or be removed from the Board and all committees thereof and that, at such time, the Board will decide by a majority vote whether the Independent Nominee will also be required to resign or be removed from the Board and all committees thereof.

Under the Agreement, and subject to certain exceptions, the Avalon Parties have agreed that, during the Standstill Period, they will not themselves or through any of their affiliates or associates:

•	enter into any voting agreement or pooling arrangement other than with other Avalon Parties or their affiliates;

•	solicit proxies or written consents of the Company’s shareholders with respect to any matter in opposition to any recommendation of the Board;

•	engage in any solicitation to encourage the withholding of shareholder votes or proxies with respect to any director nominated by the Company or any other proposal of the Company set forth in its proxy statement;

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•	seek to call a meeting of the Company’s shareholders;

•	without the Board’s consent, solicit or negotiate with any person with respect to or propose to enter into or make any public announcement or proposal with respect to a material transaction involving the Company, including, but not limited to, a merger, a sale of substantially all of its assets, the purchase of 50% or more of the Company’s outstanding equity securities and the liquidation of the Company;

•	submit any shareholder proposal or any notice of nomination or other business under the Company’s bylaws or nominate or oppose directors for election at the 2009 Annual Meeting, the 2010 Annual Meeting, or otherwise;

•	commence or announce any intention to commence any tender offer for 50% or more of the Company’s outstanding equity securities;

•	publicly (or privately to third parties) disparage the Company or any director or member of management of the Company; or

•	publicly request permission to do any of the foregoing or amend or waive any of the foregoing.

The “Standstill Period” is defined in the Agreement as the period between the date of the Agreement and the earlier of (i) the date of the Company’s 2011 annual meeting of shareholders (the “2011 Annual Meeting”); (ii) if either the Company or the Avalon Parties deliver the Standstill Termination Notice (as defined below), the date of the 2010 Annual Meeting; (iii) the date on which the Avalon Nominee resigns or is removed from the Board because the Avalon Parties have failed to own at least 1,300,975 shares of the Company’s common stock; (iv) at the Avalon Parties’ election, if the Company breaches certain of its obligations under the Agreement; or (v) April 30, 2011.

If between 30 and 60 days prior to the notice deadline in any advance notice provision in the Company’s articles of incorporation or bylaws related to shareholder action at the 2010 Annual Meeting, the Company or the Avalon Parties delivers notice to the other party of its election to terminate the Standstill Period as of the date of the 2010 Annual Meeting (the “Standstill Termination Notice”), then

•	the Company is under no obligation to nominate the Avalon Nominee or Independent Nominee for election to the Board at the 2010 Annual Meeting,

•	immediately prior to the 2010 Annual Meeting, the Company may remove the Avalon Nominee and the Independent Nominee from the Board and any committees thereof and

•	the Avalon Parties will no longer be prohibited from engaging in certain proxy solicitation activities.

In addition, the Avalon Parties are permitted to engage in certain proxy solicitation activities beginning on the date that is 30 days prior to the notice deadline in any advance notice provision contained in the Company’s articles of incorporation or bylaws related to shareholder action to be taken at the 2011 Annual Meeting.

Pursuant to the Agreement, the Company will reimburse the Avalon Parties for $125,000 of their expenses incurred in connection with the preparation of the Avalon Proxy Statement, the Agreement and related matters.

The Company filed a complete copy of the Agreement with the SEC on April 8, 2009 as an exhibit to its Current Report on Form 8-K, and this summary is qualified in its entirety by reference to the entire Agreement included therein.

Nominee

Proposal 1 as set forth in the Proxy Statement is hereby amended to provide that the Board has nominated ten individuals to serve on the Board. All of the nominees will serve as directors for a one-year term that expires at the 2010 Annual Meeting. Certain information about nine of the nominees is set forth in the Proxy Statement. Certain information concerning Mr. McCloskey is set forth below.

Mr. McCloskey, 40, is Portfolio Manager of Avalon Capital Group, Inc., a private investment company. He has managed the interests of Avalon Capital Group, Inc. in its private and public portfolio companies since December 2003. Prior to Avalon, Mr. McCloskey was a Vice-President of Investment Banking for First Albany Corporation in New York. Mr. McCloskey is a Director of the San Diego County Board of Retirement, which oversees the investments of the county’s retirement fund.

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Mr. McCloskey does not own, beneficially or of record, any shares of the Company’s common stock.

Other than the proxies solicited under the Avalon Proxy Statement and the Agreement, Mr. McCloskey is not, and within the past year has not been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including joint ventures, loans or option arrangements, puts or calls, guarantees against losses or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

Mr. McCloskey has consented to being named in this proxy statement and to serve if elected.

Mr. McCloskey will receive the standard compensation received by outside directors, as described in the Proxy Statement.

Voting of Proxies

The white proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed white proxy card includes the name of the Avalon Nominee. Thus, if you wish to vote for all ten of the Board’s nominees, you must do so by voting on the white proxy card enclosed with this Supplement. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the 2009 Annual Meeting on the election of directors. This means that the ten nominees receiving the most votes FOR election at the 2009 Annual Meeting will be elected to the Board. If you are a shareholder of record and return a signed white proxy card, your shares will be voted FOR the election of the Board’s ten nominees if no direction to the contrary is given.

In addition, shareholders are being asked to vote at the 2009 Annual Meeting to approve an amendment to the Company’s 2007 Equity Incentive Plan, to approve an amendment to the Company’s 2007 Employee Stock Purchase Plan and to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, as more fully described in the Proxy Statement.

If you granted proxies by submitting an unrevoked white proxy card included with the Company’s original Proxy Statement:

•	your vote on such proxy card with respect to John J. Greisch, Sam R. Leno, T. Rockwell Mackie, John J. McDonough, Cary J. Nolan, Carlos A. Perez, Frederick A. Robertson, Roy T. Tanaka and Frances S. Taylor will be counted as indicated on that proxy card;

•	your vote on such proxy card will constitute a vote FOR Jonathan McCloskey; and

•	your vote on such proxy card with respect to the proposals to amend the Company’s 2007 Equity Incentive Plan, amend the Company’s 2007 Employee Stock Purchase Plan and ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 will be counted as indicated on such proxy card.

The enclosed white proxy card is being delivered to shareholders of the Company along with this Supplement. ALL SHAREHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY SUBMITTED A PROXY, ARE URGED TO RETURN THE ENCLOSED WHITE PROXY CARD. PLEASE DISCARD ANY WHITE PROXY CARD YOU MAY HAVE PREVIOUSLY RECEIVED.

BY ORDER OF THE BOARD OF DIRECTORS

Brenda S. Furlow
Vice President, Secretary, and General Counsel

Dated: April 13, 2009

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IMPORTANT NOTE

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE 2009 ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY OR VOTING INSTRUCTION CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO GRANT A PROXY OVER THE INTERNET OR BY TELEPHONE, AS SET FORTH ON THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD.

CONTACT FOR QUESTIONS AND ASSISTANCE IN VOTING

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

If you need additional copies of this proxy statement or voting materials, you should contact MacKenzie Partners, Inc.

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TOMOTHERAPY INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 1, 2009
10:00 a.m. Central Daylight Time
Company’s Administrative Office
1212 Deming Way
Madison, WI 53717

TomoTherapy Incorporated 1240 Deming Way Madison, Wisconsin 53717	PROXY

Proxy for Annual Meeting of Shareholders - May 1, 2009
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned shareholder of TomoTherapy Incorporated hereby constitutes and appoints BRENDA S. FURLOW and STEPHEN C. HATHAWAY, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all the shares of common stock of TomoTherapy Incorporated that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of TomoTherapy Incorporated to be held at the Company’s administrative office located at 1212 Deming Way, Madison, Wisconsin, 53717, on May 1, 2009, at 10:00 a.m. Central Daylight Time, and at any adjournment(s) or postponement(s) thereof.
Unless a contrary direction is indicated, this Proxy will be voted FOR the election of all nominees for director, FOR ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2009, FOR amendment of the Company’s 2007 Equity Incentive Plan, FOR amendment of the Company’s 2007 Employee Stock Purchase Plan and in accordance with the judgment of the proxyholder as to the best interests of TomoTherapy Incorporated upon any other business as may properly come before the meeting or any adjournment or postponement thereof.
IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL
THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be marked, signed and dated on reverse side.)

TOMOTHERAPY
THERE ARE THREE WAYS TO VOTE: BY INTERNET, TELEPHONE OR
MAIL
Internet and telephone voting is available 24 hours a day, 7 days a week through
11:59 PM Eastern Time the day prior to the annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

• Go to the website listed above.	• Use any touch-tone telephone.	• Mark, sign and date your WHITE PROXY CARD.

• Have your WHITE PROXY CARD ready.	• Have your WHITE PROXY CARD ready.	• Detach your WHITE PROXY CARD.

• Follow the simple instructions that appear on your computer screen.	• Follow the simple recorded instructions.	• Return your WHITE PROXY CARD in the postage-paid envelope provided.
Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope

(continued from other side)
â DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET â

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4

1. Election of directors: To serve until the 2010 Annual Meeting of Shareholders:		2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2009.

☐ For ☐ Against ☐ Abstain

1 John J. Greisch 2 Sam R. Leno 3 T. Rockwell Mackie 4 John J. McDonough 5 Cary J. Nolan	6 Carlos A. Perez 7 Frederick A. Robertson 8 Roy T. Tanaka 9 Frances S. Taylor 10 Jonathan McCloskey	3. To amend the 2007 Equity Incentive Plan. ☐ For ☐ Against ☐ Abstain

☐ Vote FOR all nominees (except as marked below)	☐ Vote WITHHELD from all nominees	4. To amend the 2007 Employee Stock Purchase Plan.
☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) above.)
Please print exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.